EXHIBIT 10.17

                            BEAUTICONTROL COSMETICS, INC.

                           1996 INCENTIVE STOCK OPTION PLAN


               1.   Purpose.  The purpose of the Plan is to attract key

          employees to the Company and to provide such persons with a proprietary interest in the Company through the granting of options which will:

               (a) increase the interest of the employees in the Company's welfare;

               (b) furnish an incentive to the employees to continue their services for the Company; and

               (c) provide a means through which the Company may attract able persons to enter its employ.

               Options granted under the Plan may qualify as "Incentive

          Stock Options" as defined by Section 422 of the Internal Revenue

          Code of 1986, as amended, or may constitute non-qualified

          options.

               2.   Administration.  The Plan shall be administered by the

          Board of Directors of the Company (the "Board") or a committee thereof.  The Board in its discretion may appoint a Stock Option

          Committee (the "Committee") consisting of at least two (2)

          members of the Board, for the purpose of administering the Plan.

          Except as otherwise provided by the Board in written directions to the Committee, the Committee shall have all of the powers with respect to the Plan.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board.

          Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.  Each member of the

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          Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "disinterested person" as defined in Rule 16b-3 promulgated under the Securities Exchange

          Act of 1934 or any successor provision thereto, as applicable.

               The Committee shall select one of its members to act as its

          Chairman, and shall make such rules and regulations for its operation as it deems appropriate.  A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.  Subject to the terms hereof, the Committee shall determine and designate from time to time the employees of the Company to whom options will be granted and the number of Shares subject to such options,

          interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions as it deems necessary or advisable.  In this regard, the

          Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company of certain of the employees or potential employees of the Company.

          Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

               If a Stock Option Committee is not appointed by the Board,

          then all references herein to "Committee" shall refer instead to any other committee of the Board that administers the Plan, or,

          if there is no such committee, to the Board.

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               3.   Participants.  The Committee shall, from time to time,

          select the particular employees of the Company to whom options are to be granted, and who will, upon such grant, become

          participants in the Plan.

               4.   Stock Ownership Limitation.  No option granted

          hereunder to a participant which is intended to constitute an

          Incentive Stock Option may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries.  This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the option is granted and the option is not exercisable more than five years from the date it was granted.

               5.   Shares Subject to Plan.  The Committee may not grant

          options under the Plan, in the aggregate, for more than 130,000 shares of Common Stock of the Company (subject to adjustment in accordance with Section 14).  Shares to be optioned and sold may be made available from either authorized but unissued Common

          Stock or Common Stock held by the Company in its treasury.

          Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

               6.   Limitation on Amount.  To the extent required by the

          Internal Revenue Code for Incentive Stock Options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in

          Section 422(d) of the Internal Revenue Code.


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               7.   Allotment of Shares.  The Committee shall determine the

          number of shares of Common Stock to be offered from time to time by grant of options to participants under the Plan.  The grant of an option to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from,

          participation in any other grant of options under the Plan.

               8.   Grant of Options.  All options under the Plan shall be

          granted by the Committee.  The grant of options shall be

          evidenced by stock option agreements containing such items and provisions as are approved by the Board, but not inconsistent with the Plan, including provisions that may be necessary to assure that the option is an incentive stock option under the

          Internal Revenue Code.  The Company shall execute stock option agreements upon instructions from the Committee.  The Plan shall be submitted to the Company's stockholders for approval; however,

          the Committee may grant options under the Plan prior to the time of stockholder approval.

               9.   Option Price.  The Committee shall specify the option

          price for each option granted under the Plan.  The option price shall not be less than 100% of the fair market value per share of the Common Stock on the date the option is granted.  The

          Committee shall determine the fair market value of the Common

          Stock on the date of grant, and shall set forth the determination in its minutes, using any reasonable valuation method.

               10.  Option Period.  The Option Period will begin and

          terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the date the option is granted.  The Committee may provide for the exercise of

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          options in installments and upon such terms, conditions and restrictions as it may determine.  A stock option agreement may provide for termination of the Option Period in the case of termination of employment or for any other reason.

               11.  Rights in Event of Death.  If a participant dies prior to the termination of his right to exercise an option in

          accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant.  Any option exercised after the death of a participant must be

          exercised prior to the date of its expiration according to its terms or one year from the date of the participant's death,

          whichever first occurs.

               12.  Payment.  Full payment for shares purchased upon

          exercising an option shall be made in cash or by check, by the optionee's delivery to the Company of shares of Common Stock which have a fair market value equal to the option price, or any combination of cash and shares of Common Stock having an

          aggregate fair market value equal to the option price.  No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him.  Nothing herein shall prohibit the Company, in its sole discretion, from lending to the participant, guaranteeing a loan to the participant, or

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          otherwise assisting the participant to obtain the cash necessary to exercise all or a portion of an option granted hereunder.

               13.  Exercise of Option.  An option granted under the Plan may be exercised during the Option Period at such times and in such amounts as provided in the applicable stock option

          agreement, and upon the terms and conditions and subject to such restrictions as provided in such agreement.  In no event may an option be exercised or shares be issued pursuant to an option if any necessary listing of the shares on a stock exchange or any necessary registration under state or federal securities laws has not been accomplished.

               14.  Capital Adjustments.  The aggregate number of shares of

          Common Stock which may be purchased pursuant to options to be granted under the Plan, the number of shares of Common Stock covered by each outstanding option granted under the Plan, and the option price for outstanding options, shall be

          proportionately adjusted to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization,

          merger, consolidation, reorganization, liquidation, or the like,

          of or by the Company.  Any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustment.

               15.  Non-Assignability.  An option granted to a participant may not be transferred other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or

          Title I of the Employee Retirement Income Security Act, or the

          rules thereunder.  Except as described in the previous sentence,

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          during a participant's lifetime, options granted to a participant may be exercised only by the participant.

               16.  Disqualifying Disposition.  If stock acquired upon

          exercise of an Incentive Stock Option is disposed of by a

          participant prior to the expiration of either two years from the date of grant of such option or one year from the transfer of shares to the participant pursuant to the exercise of such option or in any other disqualifying disposition within the meaning of

          Section 422 of the Internal Revenue Code, such participant shall notify the Company in writing of the date and terms of such disposition.  A disqualifying disposition by a participant shall not affect the status of any other option granted under the Plan as an Incentive Stock Option with in the meaning of Section 422 of the Internal Revenue Code.

               17.  Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or employee of the

          Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or

          interpretation taken or made in good faith with respect to the

          Plan, and all members of the Board and the Committee and each officer or employee of the Company acting on their behalf shall,

          to the extent permitted by law, be fully indemnified and

          protected by the Company in respect of any such action,

          determination or interpretation.

               18.  Tax Requirements.  The option holder receiving shares of Common Stock  issued upon exercise of any option shall be required to pay the Company the amount of any taxes which the

          Company is required to withhold with respect to such shares.

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          Such payments shall be required to be made prior to the delivery of any certificate representing such shares.  Such payment may be made in cash, by check, or through the delivery of shares of

          Common Stock owned by the option holder (which may be effected by the actual delivery of shares of Common Stock by the option holder or by the Company's withholding a number of shares to be issued upon the exercise of the stock option), which shares have an aggregate fair market value equal to the required withholding payment, or any combination thereof.

               19.  Interpretation.  The Committee shall interpret the Plan and shall prescribe such rules in connection with the operation of the Plan as it determines to be advisable for the

          administration of the Plan.  The Committee may rescind and amend its rules.

               20.  Amendment or Discontinuance.  The Plan may be amended or discontinued by the Board without the approval of the

          stockholders of the Company.

               21.  Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any officer or employee any right to continue in the

          employment of the Company or to be granted an option to purchase

          Common Stock or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and upon the terms and conditions expressly set forth therein.

               22.  Term.  Unless sooner terminated by action of the Board,

          the Plan will terminate on September 24, 2005.  The Committee may

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          not grant options under the Plan after that date, but options granted before that date will continue to be effective in

          accordance with their terms and conditions.

               23.  Definitions.  For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

               (a) "Plan" means this Incentive Stock Option Plan as amended from time to time.

               (b) "Company" means BeautiControl Cosmetics, Inc., a Delaware corporation.

               (c) "Board" means the Board of Directors of the Company and, to the extent applicable, such members thereof as are delegated powers under Section 2 of this Plan.

               (d) "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

               (e) "Subsidiary" means any corporation in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "subsidiaries" means more than one of any such corporations.

               (f) "Parent" means any corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the option, each of the corporations other than the employer corporation own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such claim.

               (g) "Incentive Stock Option" means an option to purchase Common Stock of the Company granted under this Plan or under any other incentive stock option plan of the Company which is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

               (h) "Option Period" means the period during which an option may be exercised.


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               (i)  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

               IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of September 24, 1995.



                                        By:  /s/ RICHARD W. HEATH
                                             Richard W. Heath, President


          Attest:

          /s/ M. DOUGLAS TUCKER
          M. Douglas Tucker, Secretary


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